EXHIBIT 2

                      THE NARRAGANSETT ELECTRIC COMPANY          Effective
                        BASIC RESIDENTIAL RATE (A-16)            April 1, 2000
                          Retail Delivery Service

                           R.I.P.U.C. No. 1100-A


Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Customer Charge per month                                               $2.54

      Non-Bypassable Transition Charge per kWh                                1.150(cent)

      Transmission Charge per kWh                                             0.436(cent)

      Transmission Adjustment Factor per kWh                                  0.068(cent)

      Distribution Charge per kWh*                                            3.642(cent)

      Minimum Charge per month                                                $2.54

      Conservation and Load Management Adjustment per kWh                     0.230(cent)(Eff. Jan. 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                         0.890(cent)

      Transmission Adjustment Credit per kWh                                  0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                         0.910(cent)

      Transmission Adjustment Credit per kWh                                  0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer  per kWh                                                 3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                     per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.


TAX NOTE:     THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES,
              WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.


Other Rate Clauses apply as usual.




                                          THE NARRAGANSETT ELECTRIC COMPANY                                Effective
                                    RESIDENTIAL WATER HEATER CONTROL RATE (A-18)                       April 1, 2000
                                               Retail Delivery Service

                                                R.I.P.U.C. No. 1101-A

Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Customer Charge per month                                               $2.52

      Non-Bypassable Transition Charge per kWh                                1.150(cent)

      Transmission Charge per kWh                                             0.387(cent)

      Transmission Adjustment Factor per kWh                                  0.068(cent)

      Distribution Charge per kWh*                                            3.536(cent)

      Credit per kWh for the first 750 kWh per month                          0.661(cent)

      Minimum Charge per month                                                $2.52

      Conservation and Load Management Adjustment per kWh                     0.230(cent)(Eff. Jan. 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                         0.890(cent)

      Transmission Adjustment Credit per kWh                                  0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                         0.910(cent)

      Transmission Adjustment Credit per kWh                                  0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                                  3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                     per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.


TAX NOTE:     THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES,
              WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.




                                          THE NARRAGANSETT ELECTRIC COMPANY                                Effective
                                         RESIDENTIAL TIME-OF-USE RATE (A-32)                           April 1, 2000
                                               Retail Delivery Service

                                                R.I.P.U.C. No. 1102-A


Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Customer Charge per month                                             $2.30

      Time-of-use Metering Charge per month                                 $4.44

      Non-Bypassable Transition Charge per kWh                               1.150(cent)

      Transmission Charge per kWh                                            0.392(cent)

      Transmission Adjustment Factor per kWh                                 0.068(cent)

      Distribution Charge per kWh*                                           2.558(cent)

      Conservation and Load Management Adjustment per kWh                  0.230(cent)(Eff. Jan. 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                        0.890(cent)

      Transmission Adjustment Credit per kWh                                 0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                        0.910(cent)

      Transmission Adjustment Credit per kWh                                 0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer  per  kWh                                               3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                    per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.

TAX NOTE:     THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES,
              WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.




                                          THE NARRAGANSETT ELECTRIC COMPANY                               Effective
                                               LOW INCOME RATE (A-60)                                 April 1, 2000
                                               Retail Delivery Service

                                                R.I.P.U.C. No. 1103-A
Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Non-Bypassable Transition Charge per kWh                                           1.150(cent)

      Transmission Charge per kWh                                                        0.338(cent)

      Transmission Adjustment Factor per kWh                                             0.068(cent)

      Distribution Charge per kWh*                                                       2.551(cent)

      Water Heater Credit per kWh for the first 750 kWh per month                        0.661(cent)

      Conservation and Load Management Adjustment per kWh                                0.230(cent)(Eff. Jan. 1, 1997)

      A-60 Rate Credit                                                                   0.227(cent)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                                    0.890(cent)

      Transmission Adjustment Credit per kWh                                             0.042(cent)

      Blackstone Distribution Charge per first 300 kWh                                   (1.436)(cent)

      Blackstone Distribution Charge in excess 300 kWh                                   1.194(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                                    0.910(cent)

      Transmission Adjustment Credit per kWh                                             0.064(cent)

      Newport Distribution Charge first 300 kWh                                          (0.782)(cent)

      Newport Distribution Charge in excess 300 kWh                                      1.952(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                                       3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                          per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, and 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000).

TAX NOTE:     THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES,
              WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                          THE NARRAGANSETT ELECTRIC COMPANY                                Effective
                                       GENERAL C&I BACK-UP SERVICE RATE (B-02)                         April 1, 2000
                                               Retail Delivery Service

                                                R.I.P.U.C. No. 1117-A

Monthly Charge As Adjusted
                                                                         Rates for              Rates for
                                                                       Back-Up Service      Supplemental Service

Rates for Retail Delivery Service

      Customer Charge per month                                              $103.41                n/a

      Distribution Demand Charge per kW in excess 10 kW                      $2.91                  $2.91

      Transmission Demand Charge per kW in excess 10 kW                      $1.40                  $1.40

      Transmission Adjustment Factor per kWh                                 0.068(cent)            0.068(cent)

      Distribution Energy Charge per kWh *                                   0.992(cent)            0.992(cent)

      Non-bypassable Transition Charge per kWh                               n/a                    1.150(cent)

      C&LM Adjustment per kWh                                                n/a                    0.230(cent)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                        n/a                    0.890(cent)

      Transmission Adjustment Credit per kWh                                 0.042(cent)            0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                        n/a                    0.910(cent)

      Transmission Adjustment Credit per kWh                                 0.064(cent)            0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                                 n/a                    3.800(cent)

        Last Resort per kWh                                                  n/a      per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement
credit, 0.000(cent)per kWh for Standard Offer    Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
0.152(cent)per kWh for Performance Based Rate Adjustment effective Jan. 1, 1997 and Jan. 1, 1998 respectively.

TAX NOTE:     THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES, WHEN
              APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                            THE NARRAGANSETT ELECTRIC COMPANY                                  Effective
                                          SMALL C&I BACK-UP SERVICE RATE (B-06)                            April 1, 2000
                                                 Retail Delivery Service

                                                  R.I.P.U.C. No. 1118-A

Monthly Charge As Adjusted
                                                                    Rates for                   Rates for
                                                                 Back-Up Service         Supplemental Service

Rates for Retail Delivery Service

      Customer Charge per month                                          $5.73                      n/a

      Transmission Energy Charge per kWh                                0.536(cent)                 0.536(cent)

      Transmission Adjustment Factor per kWh                            0.068(cent)                 0.068(cent)

      Distribution Energy Charge per kWh *                              3.860(cent)                 3.860(cent)

      Non-bypassable Transition Charge per kWh                             n/a                      1.150(cent)

      C&LM Adjustment per kWh                                              n/a                      0.230(cent)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                      n/a                      0.890(cent)

      Transmission Adjustment Credit per kWh                            0.042(cent)                 0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                      n/a                      0.910(cent)

      Transmission Adjustment Credit per kWh                            0.064(cent)                 0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                               n/a                      3.800(cent)

      Last Resort per kWh                                                  n/a            per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement
credit, 0.000(cent)per kWh for Standard Offer    Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
0.152(cent)per kWh for Performance Based Rate Adjustment effective Jan. 1, 1997 and Jan. 1, 1998 respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES, WHEN
                 APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                       THE NARRAGANSETT ELECTRIC COMPANY                             Effective
                                      200 KW BACK-UP SERVICE RATE (B-32)                         April 1, 2000
                                            Retail Delivery Service

                                             R.I.P.U.C. No. 1119-A
Monthly Charge As Adjusted
                                                                      Rates for            Rates for
                                                                 Back-Up Service   Supplemental Service
Rates for Retail Delivery Service

      Customer Charge per month                                    $236.43                          n/a

      Transmission Demand Charge per kW                            $1.27                            $1.27

      Distribution Demand Charge per kW                            $1.56                            $1.56

      Transmission Adjustment Factor per kWh                       0.068(cent)                       0.068(cent)

      Distribution Energy Charge per kWh *                         1.101(cent)                       1.101(cent)

      Non-bypassable Transition Charge per kWh                     n/a                               1.150(cent)

      C&LM Adjustment per kWh                                      n/a                               0.230(cent)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                              n/a                              0.890(cent)

      Transmission Adjustment Credit per kWh                       0.042(cent)                      0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                              n/a                              0.910(cent)

      Transmission Adjustment Credit per kWh                       0.064(cent)                      0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                       n/a                               3.800(cent)

      Last Resort per kWh                                          n/a               per Last Resort Service tariff

*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement
credit, 0.000(cent)per kWh for Standard Offer    Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
0.152(cent)per kWh for Performance Based Rate Adjustment effective Jan. 1, 1997 and Jan. 1, 1998 respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES, WHEN
                 APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                         3,000 KW BACK-UP SERVICE RATE (B-62)                            April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1120-A

Monthly Charge As Adjusted
                                                                      Rates for                     Rates for
                                                                 Back-Up Service         Supplemental Service
Rates for Retail Delivery Service

      Customer Charge per month                                    $17,118.72                       n/a

      Distribution Demand Charge per kW                                  $0.75                      $0.75

      Transmission Demand Charge per kW                                  $1.39                      $1.39

      Transmission Adjustment Factor per kWh                            0.068(cent)                 0.068(cent)

      Distribution Energy Charge per kWh *                              0.396(cent)                 0.396(cent)

      Non-bypassable Transition Charge per kWh                          n/a                         1.150(cent)

      C&LM Adjustment per kWh                                           n/a                         0.230(cent)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                   n/a                         0.890(cent)

      Transmission Adjustment Credit per kWh                            0.042(cent)                 0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                   n/a                         0.910(cent)

      Transmission Adjustment Credit per kWh                            0.064(cent)                 0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                            n/a                         3.800(cent)

      Last Resort per kWh                                               n/a        per Last Resort Service tariff

*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement
credit, 0.000(cent)per kWh for Standard Offer    Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
0.152(cent)per kWh for Performance Based Rate Adjustment effective Jan. 1, 1997 and Jan. 1, 1998 respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES, WHEN
                 APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                           THE NARRAGANSETT ELECTRIC COMPANY
                                                                                                             Effective
                                       HIGH VOLTAGE BACK-UP SERVICE RATE (B-72)                          April 1, 2000
                                             High Voltage Delivery Service

                                                  R.I.P.U.C. No. 1122

Monthly Charge As Adjusted
                                                                        Rates for                 Rates for
                                                                      Back-Up Service       Supplemental Service
Rates for High Voltage Delivery Service

      Customer Charge per month                                            $63.75                   n/a

      Distribution Demand Charge per kW                                    $  0.35                  $  0.35

      Transmission Demand Charge per kW                                    $  1.34                  $  1.34

      Transmission Adjustment Factor per kWh                                   0.068(cent)          0.068(cent)

      Distribution Energy Charge per kWh*                                      0.396(cent)          0.396(cent)

      Non-Bypassable Transition Charge per kWh                                n/a                   1.150(cent)

      Conservation and Load Management Adjustment per kWh                     n/a                   0.230(cent)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                         n/a                   0.890(cent)

      Transmission Adjustment Credit per kWh                                  0.042(cent)           0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                         n/a                   0.910(cent)

      Transmission Adjustment Credit per kWh                                  0.064(cent)           0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                                  n/a                   3.800(cent)

      Last Resort per kWh                                                     n/a       per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustment effective Jan. 1, 1997 and Jan. 1, 1998 respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).
                 HOWEVER, SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.


                                          THE NARRAGANSETT ELECTRIC COMPANY                                Effective
                                                SMALL C&I RATE (C-06)                                  April 1, 2000
                                               Retail Delivery Service

                                                R.I.P.U.C. No. 1104-A

Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Customer Charge per month                                             $5.73

      Unmetered Charge per month                                            $1.83

      Non-Bypassable Transition Charge per kWh                               1.150(cent)

      Transmission Charge per kWh                                            0.536(cent)

      Transmission Adjustment Factor per kWh                                 0.068(cent)

      Distribution Charge per kWh*                                           3.860(cent)

      Conservation and Load Management Adjustment per kWh                    0.230(cent)(Eff. Jan 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                        0.890(cent)

      Transmission Adjustment Credit per kWh                                 0.042(cent)

      Customer Charge Credit equal to the Maximum of                         (698 - billed kWh)  x  $0.00338 or zero

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                        0.910(cent)

      Transmission Adjustment Credit per kWh                                 0.064(cent)

      Customer Charge Credit equal to the Maximum of                         (124 - billed kWh)  x  $0.01844 or zero

Rates for Standard Offer  Service or Last Resort Service (Optional)

      Standard Offer per kWh                                                 3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                    per Last Resort Service tariff

*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES, WHEN
                 APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.




                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                        RESIDENTIAL STORAGE HEATING RATE (E-30)                          April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1105-A

Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Customer Charge per month                                            $7.54

      Non-Bypassable Transition Charge per kWh                            1.150(cent)

      Transmission Charge per kWh                                         0.261(cent)

      Transmission Adjustment Factor per kWh                              0.068(cent)

      Distribution Charge per kWh*                                        1.582(cent)

      Conservation and Load Management Adjustment per kWh                 0.230(cent)(Eff. Jan. 1, 1997)


Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                              3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                 per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.


TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES, WHEN
                 APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.


Other Rate Clauses apply as usual.



                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                             STORAGE COOLING RATE  (E-40)                                April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1106-A

Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Customer Charge per month                                         $75.15

      Non-Bypassable Transition Charge per kWh                          1.150(cent)

      Transmission Charge per kWh                                       0.141(cent)

      Transmission Adjustment Factor per kWh                            0.068(cent)

      Distribution Charge per kWh*
      Peak/Shoulder                                                     2.536(cent)
      Off Peak                                                          0.949(cent)

      Conservation and Load Management Adjustment per kWh               0.230(cent)(Eff. Jan. 1, 1997)


Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per  kWh                                           3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                               per Last Resort Service tariff

*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.



TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES, WHEN
                 APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.


Other Rate Clauses apply as usual.




                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                                GENERAL C&I RATE (G-02)                                  April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1107-A


Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Customer Charge per month                                              $103.41

      Transmission Charge per kW in excess of 10 kW                          $1.40

      Distribution Charge per kW in excess of 10 kW                          $2.91

      Non-Bypassable Transition Charge per kWh                               1.150(cent)

      Transmission Adjustment Factor per kWh                                 0.068(cent)

      Distribution Charge per kWh*                                           0.992(cent)

      Conservation and Load Management Adjustment per kWh                    0.230(cent)(Eff. Jan. 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                        0.890(cent)

      Transmission Adjustment Credit per kWh                                 0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                        0.910(cent)

      Transmission Adjustment Credit per kWh                                 0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer  per kWh                                                3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                    per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES, WHEN
                 APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                   LIMITED MEDIUM SECONDARY VOLTAGE C&I RATE (G-22)                      April 1, 2000
                                                Retail Delivery Service

                                                    R.I.P.U.C. No.


Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Distribution Charge per kW                                              $1.50

      Non-Bypassable Transition Charge per kWh                                1.150(cent)

      Transmission Charge per kWh                                             0.386(cent)

      Transmission Adjustment Factor per kWh                                  0.068(cent)

      Distribution Charge per kWh*                                            2.215(cent)

      Conservation and Load Management Adjustment per kWh                     0.230(cent)(Eff. Jan. 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                         0.890(cent)

      Transmission Adjustment Credit per kWh                                  0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                         0.910(cent)

      Transmission Adjustment Credit per kWh                                  0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer  per kWh                                                 3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                     per Last Resort Service tariff

*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES.  HOWEVER, SUCH TAXES, WHEN
                 APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                               200 KW DEMAND RATE (G-32)                                 April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1108-A

Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Customer Charge per month                                                    $236.43

      Transmission Charge per kW                                                   $1.27

      Distribution Charge per kW                                                   $1.56

      Non-Bypassable Transition Charge per kWh                                     1.150(cent)

      Transmission Adjustment Factor per kWh                                       0.068(cent)

      Distribution Charge per kWh*                                                 1.101(cent)

      Conservation and Load Management Adjustment per kWh                          0.230(cent)(Eff. Jan. 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                              0.890(cent)

      Transmission Adjustment Credit per kWh                                       0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                              0.910(cent)

      Transmission Adjustment Credit per kWh                                       0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per Wh                                                        3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                          per Last Resort Service tariff

*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).  HOWEVER,
                 SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                              3000 KW DEMAND RATE (G-62)                                 April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1109-A

Monthly Charge As Adjusted

Rates for Retail Delivery Services

      Customer Charge per month                                                    $17,118.72

      Transmission Charge per kW                                                   $1.39

      Distribution Charge per kW                                                   $0.75

      Non-Bypassable Transition Charge per kWh                                     1.150(cent)

      Transmission Adjustment Factor per kWh                                       0.068(cent)

      Distribution Charge per kWh*                                                 0.396(cent)

      Conservation and Load Management Adjustment per kWh                          0.230(cent)(Eff. Jan. 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                              0.890(cent)

      Transmission Adjustment Credit per kWh                                       0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                              0.910(cent)

      Transmission Adjustment Credit per kWh                                       0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                                    3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                       per Last Resort Service tariff

*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.


TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).
                 HOWEVER, SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.


Other Rate Clauses apply as usual.




                                           THE NARRAGANSETT ELECTRIC COMPANY
                                                                                                             Effective
                                               HIGH VOLTAGE RATE (H-72)                                  April 1, 2000
                                             High Voltage Delivery Service

                                                  R.I.P.U.C. No. 1123

Monthly Charge As Adjusted

Rates for High Voltage Delivery Service

      Customer Charge per month                                               $63.75

      Transmission Demand Charge per kW                                       $1.34

      Distribution Demand Charge per kW                                       $0.35

      Non-Bypassable Transition Charge per kWh                                1.150(cent)

      Transmission Adjustment Factor per kWh                                  0.068(cent)

      Distribution Energy Charge per kWh*                                     0.396(cent)

      Conservation and Load Management Adjustment per kWh                     0.230(cent)(Eff. Jan. 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                         0.890(cent)

      Transmission Adjustment Credit per kWh                                  0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                         0.910(cent)

      Transmission Adjustment Credit per kWh                                  0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                                   3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                     per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustment effective Jan. 1, 1997 and Jan. 1, 1998 respectively.


TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).  HOWEVER,
                 SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.





                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                                   69KV RATE (N-01)                                      April 1, 2000
                                                Retail Delivery Service

                                                    R.I.P.U.C. No.

Monthly Charge As Adjusted

Rates for Retail Delivery Service

      Distribution Charge per kW                                                   $5.52

      Distribution Charge per kVAR                                                 $0.17

      Non-Bypassable Transition Charge per kWh                                     1.150(cent)

      Transmission Charge per kWh                                                  0.408(cent)

      Transmission Adjustment Factor per kWh                                       0.068(cent)

      Distribution Charge per kWh*                                                 0.574(cent)

      Conservation and Load Management Adjustment per kWh                          0.230(cent)(Eff. Jan. 1, 1997)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                              0.890(cent)

      Transmission Adjustment Credit per kWh                                       0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                              0.910(cent)

      Transmission Adjustment Credit per kWh                                       0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                                       3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                          per Last Resort Service tariff



*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).  HOWEVER,
                 SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.




                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                         LIMITED TRAFFIC SIGNAL SERVICE (R-02)                           April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1110-A


Monthly Charge as Adjusted

Rates for Retail Delivery Service

      Non-Bypassable Transition Charge per kWh                             1.150(cent)

      Transmission Charge per kWh                                          0.259(cent)

      Transmission Adjustment Factor per kWh                               0.068(cent)

      Distribution Charge per kWh*                                         0.867(cent)

      Conservation and Load Management Adjustment per kWh                  0.230(cent)(Eff. Jan. 1, 1997)

Rates for Standard Offer Service or Last Resort (Optional)

      Standard Offer per kWh                                               3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                  per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998),  (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.


TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).  HOWEVER,
                 SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.


Other Rate Clauses apply as usual.


                                           THE NARRAGANSETT ELECTRIC COMPANY
                                                                                                             Effective
                                       LIMITED SERVICE - PRIVATE LIGHTING (S-10)                         April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1111-A
Luminaire
Type/Lumens
Incandescent             Code                Annual kWh
------------            -----                ----------
      1,000              10                     440

Mercury Vapor

        4,000              3                    561
        8,000              4                    908
      22,000               5                 1,897
      63,000               6                 4,569
      22,000 FL             23               1,897
      63,000 FL             24               4,569

Sodium Vapor

         4,000           70                       248
         9,600           72                       490
       27,500            74                    1,284
       50,000            75                    1,968
       27,500 FL         77                    1,284
       50,000            78                    1,968

Non-Bypassable Transition Charge per kWh                                      1.150(cent)

Transmission Charge per kWh                                                   0.259(cent)

Transmission Adjustment Factor per kWh                                        0.068(cent)

Distribution Energy Charge per kWh*                                           0.396(cent)

Conservation & Load Management Adjustment per kWh                             0.230(cent)

Plus 3.800 cents per kWh for Standard Offer (Eff. January 1, 2000) (Optional)

Plus Last Resort per Last Resort Service tariff (Optional)

*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1, 1998, respectively.

TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).  HOWEVER,
                 SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                           THE NARRAGANSETT ELECTRIC COMPANY
                                                                                                             Effective
                                        LIMITED STREET LIGHTING SERVICE (S-12)                           April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1112-A
Luminaire
Type/Lumens                    Code                     Annual kWh

Incandescent
  1,000                        50, 10                         440
  2,500                          11                           845

Mercury Vapor
  4,000                           3                           561
  8,000                           4                           908
  8,000 (post top)                2                           908
 15,000                          17, 18                     1,874
 22,000                           5                         1,897
 22,000 (24 hr)                  64                         3,794
 63,000                           6                         4,569

Sodium Vapor
  4,000          70, 710, 711, 750, 755, 756                  248
  5,800                          71                           349
  9,600                        72, 79                         490
 27,500                          74                         1,284
 50,000                          75                         1,968
 27,500 (24 hr)                  84                         2,568
 50,000 (FL)                     78                         1,968

Non-Bypassable Transition Charge per kWh                                   1.150(cent)

Transmission Charge per kWh                                                0.259(cent)

Transmission Adjustment Factor per kWh                                     0.068(cent)

Distribution Energy Charge per kWh*                                        0.396(cent)

Conservation & Load Management Adjustment per kWh                          0.230(cent)

Plus 3.800 cents per kWh for Standard Offer (Eff. January 1, 2000) (Optional)

Plus Last Resort per Last Resort Service tariff (Optional)

*        Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate
         Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)
         per kWh and 0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1,
         1998, respectively.

TAX NOTE:      THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).
               HOWEVER, SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.



                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                         GENERAL STREETLIGHTING SERVICE (S-14)                           April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1113-A

Luminaire
Type/Lumens                      Code                  Annual kWh

Incandescent
  1,000                    10                            440

Mercury Vapor
 8,000                     02                            908
 4,000                     03                            561
 8,000                     04                            908
22,000                     05                          1,897
63,000                     06                          4,569

Sodium Vapor
  4,000                    70                            248
  9,600                    72, 79                        490
27,500                     74                          1,284
50,000                     75                          1,968
27,500 (24 hr)             84                          2,568
50,000 FL                  78                          1,968

                                                       Narragansett        Blackstone          Newport
                                                               Zone              Zone             Zone
                                                  -----------------------------------       ----------

Non-Bypassable Transition Charge per kWh                     1.150(cent)       1.150(cent)      1.150(cent)
Zonal Transition Factor per kWh                              0.000(cent)       0.890(cent)      0.910(cent)
Distribution Energy Charge per kWh*                          0.396(cent)       0.396(cent)      0.396(cent)
Transmission Charge per kWh                                  0.259(cent)       0.259(cent)      0.259(cent)
Transmission Adjustment Factor per kWh                       0.068(cent)       0.068(cent)      0.068(cent)
Transmission Adjustment Credit per kWh                       0.000(cent)       0.042(cent)      0.064(cent)
Conservation & Load Management Adj. Per kWh                  0.230(cent)       0.230(cent)      0.230(cent)
Streetlight Credit per kWh                                   0.000(cent)       4.420(cent)      2.918(cent)

Plus 3.800 cents per kWh for Standard Offer (Eff. April 1, 2000) (Optional)

Plus Last Resort per Last Resort Service tariff (Optional)

*        Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate
         Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)
         per kWh and 0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1,
         1998, respectively.

TAX NOTE:      THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).
               HOWEVER, SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.


                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                      LIMITED SERVICE ALL-ELECTRIC LIVING (T-06)                         April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1114-A

Monthly Charge As Adjusted

Rates for Retail Delivery Service

         Customer Charge per month                                         $7.84

         Non-Bypassable Transition Charge per kWh                          1.150(cent)

         Transmission Charge per kWh                                       0.361(cent)

         Transmission Adjustment Factor per kWh                            0.068(cent)

         Distribution Charge per kWh*                                      2.247(cent)

         Minimum Charge per month                                          $7.84

         Conservation and Load Management Adjustment per kWh               0.230(cent)(Eff. Jan. 1, 1997)


Rates for Standard Offer Service or Last Resort Service (Optional)

         Standard Offer  per kWh                                           3.800(cent)(Eff. January 1, 2000)

         Last Resort per kWh                                               per Last Resort Service tariff


*        Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate
         Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)
         per kWh and 0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1,
         1998, respectively.


TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).
                 HOWEVER, SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.


Other Rate Clauses apply as usual.





                                           THE NARRAGANSETT ELECTRIC COMPANY                                 Effective
                                    LIMITED SERVICE - BUSINESS SPACE HEATING (V-02)                      April 1, 2000
                                                Retail Delivery Service

                                                 R.I.P.U.C. No. 1115-A

Monthly Charge As Adjusted

Rates for Retail Delivery Service

         Customer Charge per month                                             $7.85

         Non-Bypassable Transition Charge per kWh                              1.150(cent)

         Transmission Charge per kWh                                           0.547(cent)

         Transmission Adjustment Factor per kWh                                0.068(cent)

         Distribution Charge per kWh*                                          3.038(cent)

         Minimum Charge per month                                              $7.85

         Conservation and Load Management Adjustment per kWh                   0.230(cent)(Eff. Jan. 1, 1997)


Rates for Standard Offer Service or Last Resort Service (Optional)

         Standard Offer or Last Resort per kWh                                 3.800(cent)(Eff. January 1, 2000)

         Last Resort per kWh                                                   per Last Resort Service tariff

*        Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate
         Settlement credit, 0.000(cent)per kWh for Standard Offer Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)
         per kWh and 0.152(cent)per kWh for Performance Based Rate Adjustments effective Jan. 1, 1997 and Jan. 1,
         1998, respectively.



TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).
                 HOWEVER, SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.


Other Rate Clauses apply as usual.



                                           THE NARRAGANSETT ELECTRIC COMPANY
                                                                                                             Effective
                                            ELECTRIC PROPULSION RATE (X-01)                              April 1, 2000
                                             High Voltage Delivery Service

                                                  R.I.P.U.C. No. 1121

Monthly Charge As Adjusted

Rates for High Voltage Delivery Service

      Customer Charge per month                                                    $10,000

      Transmission Demand Charge per kW                                            $1.34

      Non-Bypassable Transition Charge per kWh                                     1.150(cent)

      Transmission Adjustment Factor per kWh                                       0.068(cent)

      Distribution Energy Charge per kWh*                                          0.396(cent)

      Conservation and Load Management Adjustment per kWh                          0.230(cent)

Additional Delivery Rates for Blackstone Valley Zone

      Zonal Transition Factor per kWh                                              0.890(cent)

      Transmission Adjustment Credit per kWh                                       0.042(cent)

Additional Delivery Rates for Newport Zone

      Zonal Transition Factor per kWh                                              0.910(cent)

      Transmission Adjustment Credit per kWh                                       0.064(cent)

Rates for Standard Offer Service or Last Resort Service (Optional)

      Standard Offer per kWh                                                       3.800(cent)(Eff. January 1, 2000)

      Last Resort per kWh                                                          per Last Resort Service tariff


*     Includes 0.068(cent)per kWh for phase-in of FAS 106 (Eff. Jan. 1, 1998), (0.038(cent)) per kWh for Rate Settlement
      credit, 0.000(cent)per kWh for Standard Offer   Adjustment Provision (Eff. Jan. 1, 2000) and 0.214(cent)per kWh and
      0.152(cent)per kWh for Performance Based Rate Adjustment effective Jan. 1, 1997 and Jan. 1, 1998 respectively.


TAX NOTE:        THE RATES LISTED ABOVE DO NOT REFLECT GROSS EARNINGS TAX OR SALES TAXES (WHEN APPLICABLE).  HOWEVER,
                 SUCH TAXES, WHEN APPLICABLE, WILL APPEAR ON BILLS SENT TO CUSTOMERS.

Other Rate Clauses apply as usual.